SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                 Date of Report:  February 29, 1996

                    READING & BATES CORPORATION
       (Exact name of registrant as specified in its charter)

       Delaware              1-5587               73-0642271
   (State or other        (Commission         (I.R.S. Employer
    jurisdiction of        File Number)      Identification No.)
    incorporation)

          901 Threadneedle, Suite 200, Houston, TX   77079
       (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code  (713) 496-5000

  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

                  Exhibit 99  - Press  Release  dated  February 28, 1996 -
                                Reading & Bates Development Co., a  wholly
                                owned subsidiary of the Company, and INTEC
                                Engineering, Inc., announces the formation
                                of  a  joint   venture,   Total   Offshore
                                Production Systems (TOPS).


                             SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                              READING & BATES CORPORATION


                              By  /s/T. W. Nagle
                                    T. W. Nagle
                                    Executive Vice President,
                                    Finance and Administration

  Dated: February 29, 1996